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                                                                    EXHIBIT 99.3


FOR IMMEDIATE RELEASE


CONTACTS: TRIZETTO INVESTOR RELATIONS       TRIZETTO MEDIA RELATIONS
          Anna Marie Dunlap                 Jodi Amendola
          949-719-2200                      480-657-9966
          annamarie.dunlap@trizetto.com     jamendola@cpronline.com



                 TRIZETTO SIGNS DEFINITIVE AGREEMENT TO ACQUIRE
                  RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC.

           MERGER TO CREATE GROWTH OPPORTUNITIES ACROSS BUSINESS UNITS

NEWPORT BEACH, CALIF. - NOVEMBER 2, 2000 - The TriZetto(R) Group, Inc. (NASDAQ:TZIX), a leading provider of Internet application services, e-business platforms and software engines for the healthcare industry, announced that it has signed a definitive agreement to acquire Resource Information Management Systems, Inc. (RIMS), the nation's largest provider of automated claims processing technology and services for the benefits administration market.

Under the terms of the agreement, TriZetto will acquire RIMS in exchange for $3 million in cash and 2.588 million shares of TriZetto common stock. In addition, TriZetto will assume approximately 300,000 stock options and issue approximately $2 million in restricted stock to RIMS employees. The 2.588 million shares will be subject to a lock-up agreement. The acquisition will be accounted for as a purchase. Incremental, one-time acquisition costs are currently estimated to be from $4 - $6 million. TriZetto anticipates completing the transaction by the end of the fourth quarter of 2000, subject to regulatory approval and other customary conditions.

Founded in 1981, RIMS' technology solutions currently automate the processing of approximately 125 million claims annually, or 7% of the non-pharmacy claims processed in the United States. RIMS' advanced QicLink software automates core administrative functions for over 300 clients, primarily third party administrators and self-insured employers. QicLink's advanced software engine is licensed at the customer site or offered on an application service provider
(ASP) basis through its RIMSLink facility in


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TRIZETTO SIGNS DEFINITIVE AGREEMENT TO ACQUIRE
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Naperville, Illinois. RIMS leverages the power of the Internet to provide online, real-time exchange of information between RIMS clients and trading partners. RIMS was first to market with NetworX, an enterprise management system and repricing solution for preferred provider organizations (PPOs). Another new product, ClaimsExchange, provides Internet connectivity that allows PPOs and healthcare claims payers to exchange information online.

"RIMS is an excellent strategic fit for TriZetto, and we are enthusiastic about the growth opportunities that will be created by the merger," said Jeffrey H. Margolis, TriZetto's chairman and chief executive officer. "RIMS is the leading provider of software engines for benefits administrators, one of TriZetto's three target markets. RIMS' solutions will complement Erisco Facets(R), our market-leading software engine for healthcare payers. In addition, the RIMS QicLink platform can be pre-integrated with many of our existing and future satellite software vendors, and RIMS' Internet initiatives are consistent with our HealthWeb(R) strategy and technology. We believe that by combining the RIMS and Erisco platforms with TriZetto's comprehensive ASP and HealthWeb solutions, we are creating an information technology company that is second to none in the healthcare industry.

"The RIMS acquisition will amplify our growth opportunities across our three strategic business units," Margolis continued. "Our application engines unit has been renamed HealtheWare(TM), and it will offer Erisco and RIMS' software platforms. RIMS' ASP solutions will be included in TriZetto's ASP unit, which will continue to offer an unrivaled portfolio of multi-vendor engine and satellite applications to payers, providers and benefit administrators. Our HealthWeb e-business platform will be fully integrated with RIMS' Internet applications and initiatives, which will strengthen RIMS' applications and broaden HealthWeb's products and services. We also anticipate cross-selling ASP services and HealthWeb technology into RIMS' large base of standalone software customers.

"We are very pleased that the two principals of RIMS, Thomas H. Heimsoth and Terry Kirch, will be joining TriZetto upon completion of the merger," Margolis said. "Tom and Terry founded RIMS 19 years ago, and they have since built the company into a technology leader in the benefits administration and PPO markets. Terry will be


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TRIZETTO SIGNS DEFINITIVE AGREEMENT TO ACQUIRE
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responsible for benefits administration products and services in our ASP business unit, and Tom will lead the effort to integrate the RIMS acquisition as well as other technology integration initiatives at TriZetto."

"We are delighted to be joining the TriZetto organization," said Thomas H. Heimsoth, chairman and chief executive officer of RIMS. "TriZetto's multi-faceted technology solutions have been built and deployed under a strategy that is very similar to that which has guided RIMS in recent years. Both organizations have been focused on lowering overall infrastructure costs by leveraging advanced, centrally deployed technology; providing Internet and ASP connectivity solutions; and supplying excellent service based on deep industry experience."

RIMS CONFERENCE CALL
TriZetto will be hosting a conference call to discuss the RIMS acquisition on Friday, November 3rd at 8:00 a.m. Pacific Time. To listen to the conference call via the Internet, go to TriZetto's Web site at www.trizetto.com and follow the instructions provided on the investor relations section of the site. The conference call will be archived and available through TriZetto's Web site for 90 days following the call.

ABOUT TRIZETTO
The TriZetto(R) Group, Inc., provides the healthcare industry with Internet-enabled ASP, e-business and software solutions. As a multi-vendor application services provider (ASP), TriZetto pre-integrates and hosts a broad selection of applications for a predictable monthly fee. HealthWeb(R), its e-business platform, facilitates information exchange and e-commerce among all healthcare participants: providers, health plans, employers and health plan members. HealtheWare(TM), its software engines unit, licenses the industry's leading client/server system for managed care administration. Headquartered in Newport Beach, Calif., TriZetto can be reached at (949) 719-2200, www.trizetto.com.

This press release contains forward-looking statements that are based upon current expectations and that involve risks and uncertainties. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about growth, future net revenues, recurring and non-recurring revenue, EBITDA, profits, cash flow, and financial results, the market for TriZetto's services, future service offerings, client and partner relationships, market share and TriZetto's operational capabilities. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the closing of the proposed merger,


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TRIZETTO SIGNS DEFINITIVE AGREEMENT TO ACQUIRE
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the effectiveness of TriZetto's implementation of its business plan, the market's acceptance of TriZetto's services, risks associated with management of growth, reliance on third parties to supply key components of TriZetto's services, attraction and retention of employees, variability of quarterly operating results, competitive factors, risks associated with acquisitions, changes in demand for third party products or solutions, which form the basis of TriZetto's service offerings, and risks associated with rapidly changing technology, as well as the other risks identified in TriZetto's Form 10-K and other SEC filings. Although TriZetto believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate, and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by TriZetto or any other person that TriZetto's objectives or plans will be achieved. TriZetto undertakes no obligation to revise the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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